Exhibit 99.483

Confidential California Power Exchange (CalPX) Customer Plan

The Business Provision of IT services for three years Program management Computer operations Applications maintenance Applications development -- we have exclusivity and will own the IP on all new developments Provision of Business Consulting Services for three years: Energy industry consulting Business process consulting Technology consulting

The Business Perot Systems Staff: 8 associates providing account management and program management services 19 associates providing computer operations services (12 in LA and 7 in Dallas) -- services provided by GIS 14 associates providing applications maintenance services Varying number of associates providing business consulting and applications development services with minimum level of services 14 associates in year 1 10 associates in years 2 and 3

The Contract We have had a presence at CalPX since September of 1997 in different capacities The outsource contract was signed February 17, 2000 Term: February 28, 2000 to February 27, 2003 - renewable Transition: we are at the last stages of the transition period Revenue stream: Year 1: $13.07M with a gross margin of 30.9% Year 2 : $11.7M with a gross margin of 33.3% Year 3: $11.7M with a gross margin of 33.3% Services not covered by the current IT Services agreement shall be performed on T&M basis using Perot Systems' Standard Commercial Rates, less a 25% discount

Business Relationship - "Nature of Relationship" Strategic: Partnership: Due to the size of the customer and its heavy reliance on IT we are virtually partners with the customer High visibility: CalPX is the first and largest energy exchange in the world -- we have gained good visibility due to deal announcements Our relationship with CalPX has generated strong interest in the industry and we have have received invitations from various corners of the world to discuss our service offerings CalPX large customers base can be tapped into as potential new customers

Business Relationship - "Quality of Relationship" Excellent relationship at officer level Relationship at department level being established and/or strengthened Scored 8.7 out of 9.0 in 1999 customer survey prior to the current outsource contract Customer relationship a challenge in GIS related services

Who is CalPX? Non-Profit Organization founded in 1997 as the result of restructuring of electric power industry in California Responsible for all forward market energy trading in California Scheduling coordinator with California ISO (CAISO) on behalf of their energy traders CalPX is responsible for 85% of all energy scheduled through CAISO -- around $10B per year Three major IOUs in California must trade via CalPX Around 90 customers Annual revenue of about $65M 150 employees

Who is CalPX? American Electric Power Service Corporation AES Placerita, Inc. Aquila Power Corporation Arizona Public Service Company Automated Power Exchange Avista Energy, Inc. Bonneville Power Administration British Columbia Power Exchange Corporation California Department of Water Resources California Polar Power Brokers Cargill-Alliant, LLC Citizens Power Sales City of Anaheim City of Seattle City of Riverside City of Vernon Comision Federal de Electricidad Coral Power, L.L.C. Duke Energy Trading & Marketing, LLC Dynegy Marketing and Trade Edison Mission Marketing & Trading, Inc. Edison Source El Paso Power Services Company Engage Energy U.S. L.P.(Coastal Corp) Enron Energy Services, Inc. Enron Power Marketing, Inc. FPL Energy Power Marketing, Inc. Hafslund Energy Trading, LLC Idaho Power Company Illinova Energy Partners, Inc. Koch Energy Trading, Inc. LG&E Energy Marketing, Inc. Los Angeles Department of Water and Power Martinez Refining Company Merchant Energy Group of the Americas, Inc. Midway Sunset Cogeneration Company MIECO, Inc. Modesto Irrigation District Morgan Stanley Capital Group Inc Nevada Power Company Northern California Power Agency PacifiCorp PacifiCorp Power Marketing, Inc. Pacific Gas & Electric Co.-Demand Pacific Gas & Electric Co.-Grid Cust Pacific Gas & Electric Co.-Supply PECO Energy Services PG&E Energy Services Corporation PG&E Energy Trading-Power Portland General Electric Company Power Resource Managers, L.L.C. Public Service Company of New Mexico Reliant Energy Services, Inc. Sacramento Municipal Utility District Salt River Project Agricultural Improvement and Power District San Diego Gas & Electric - Demand San Diego Gas & Electric - Supply Sempra Energy Trading Corporation (AIG Trading Group) Sierra Pacific Power Company Silicon Valley Power Southern California Edison-Demand Southern California Edison-Sched Coord Southern California Edison-Supply Southern Company Energy Marketing, L.P. Statoil Energy Trading, Inc. Sunlaw Cogeneration Partners I TransAlta Energy Marketing (California) Inc. Tucson Electric Power Company TXU Energy Trading Company Western Area Power Admin-Sierra Nevada Reg. Western Area Power Admin-Colorado River Storage Project Williams Energy Services Company Power Mkt IOUs Munis Public Pwr NUGs Other 38 16 6 7 3 2

Who is CalPX?

Customer Plan Relationship Matrix

Financial Indicators Current financials details: Year 1 (28 February 2000 to 27 February 2001) Total Revenue $13.07M Gross Margin 30.9% After Tax Margin 10.8% After Tax Income $1.4M Year 2 and 3 (28 February 2001 to 27 February 2003) Total Revenue each year $11.7M Gross Margin each year 33.3% After Tax Margin averaged per year 12.45% After Tax Income averaged per year $1.46M Customer's 5 Year growth and revenue plan: Presently Unavailable Account Growth Revenue/Margin beyond year 3 Presently Unavailable

Business Drivers + Capabilities = New Opportunities Business Drivers: Ability to create of market products and services in order to expand customer base vertically and horizontally -- guarantee survival beyond market transition period Introducing several financial products in California market Planning to create energy exchanges in Alberta, New England and Mid-West Planning a clearing business in partnership with OMT and Altra Planning a "retail trading business" with Perot Systems, etc. Ability to react to market changes in California Ability to shape the California energy market Stability of its current market: both size and underlying infrastructure

Capabilities: CalPX runs a liquid market -- mainly as a result regulatory mandate A steady number of customers for the foreseeable future A steady source of revenue for the foreseeable future CalPX has limited financial resources -- and many aspirations Lack of enterprise thinking within the organization -- difficulties in governance CalPX is under close regulatory oversight for most of its current service Infrastructure requires immediate and serious attention Business Drivers + Capabilities = New Opportunities

New Opportunities for PSC: PSC is highly respected at CalPX as the enabler to make its future plans come to realization As a service provider PSC can develop some of the products needed to realize CalPX plans - may increase revenue above budgeted values As a partner PSC may help CalPX to create new market products PSC may benefit from CalPX expanding its market and needing PSC to provide additional infrastructure and project services PSC may capitalize on its relationship with CalPX to help market services to CalPX customers Need to maintain credibility in the marketplace PSC may be able to use its relationship with CalPX to help market services to the energy marketplace National ISO data warehouse project Business Drivers + Capabilities = New Opportunities

Customer Relationship - Customer Survey Actions Last Survey Results:

Customer Relationship Plan 2000 Activities Calendar and Relationship Report Cards: We will complete the transition phase as soon as possible and stabilize the current CalPX infrastructure We will develop as many of the products and services as CalPX needs to extend its market We will proactively participate in CalPX market development activities We will rely on CalPX expansion of its markets so that we could expand our services and revenues We will proactively participate in CalPX interfaces with its market participants We need to ensure that we look at this customer more than just a IT customer as our actions will be scrutinized by the entire much of the energy marketplace - to us help desk may be a mundane activity but it could seriously impact our credibility in the energy marketplace